UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2017

T2 BIOSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36571 (Commission File Number)	20-4827488 (IRS Employer Identification Number)

101 Hartwell Avenue, Lexington, Massachusetts 02421
(Address of principal executive offices, including Zip Code)

(781) 761-4646
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition

The balance sheet and statements of operations and comprehensive loss for T2 Biosystems’ (the “Company’s”) fiscal quarter and fiscal year ended December 31, 2016 are furnished with this report as Exhibit 99.1.  The information previously disclosed in the Company’s Press Release, dated February 13, 2017 and the transcript of the conference call held on February 13, 2017, copies of each which were attached as exhibits to the Form 8-K filed by the Company on February 16, 2017 (the “February 8-K”), remain accurate in all material respects.  The Company fully anticipates that it will file its Annual Report on Form 10-K by the due date of March 16, 2017, as required by the Securities Act of 1933 (the “Securities Act”) without any material changes to the information disclosed herein or in the February 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 and Exhibit 99 of this Current Report on Form 8-K are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, such information, including Exhibit 99.1 attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, except as expressly stated by specific reference in such a filing.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 On March 2, 2017, Shawn Lynch notified the Company of his resignation from his position as the Company’s Chief Financial Officer effective immediately.  Mr. Lynch indicated that he resigned for personal reasons and his resignation was not the result of any disagreement with the management or Board of Directors of the Company.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Balance sheet and statements of operations and comprehensive loss for the Company’s fiscal quarter and fiscal year ended December 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2017	T2 BIOSYSTEMS, INC.

	By:	/s/ John McDonough
John McDonough
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Balance sheet and statements of operations and comprehensive loss for the Company’s fiscal quarter and fiscal year ended December 31, 2016